March 10, 2011



VIA EDGAR LINK
Securities and Exchange Commission
100 F St. NE
Washington, D.C. 20549

	Re:	First Symetra National Life Insurance Co of NY Separate
		Account S (811-07949)

Dear Commissioners:

	On behalf of First Symetra National Life Insurance Company of NY and the First Symetra National Life Insurance Co of NY Separate Account S, we hereby submit, pursuant to Rule 30b2-1(b) under the Investment Company Act of 1940, that the Account's annual report for the period ending December 31, 2010 has been transmitted to contract owners accordingly. Attached are copies of the cover letters that accompanied the annual report mailing.

	We incorporate by reference the following annual reports for the underlying funds:


		Filer/Entity: American Century Variable Portfolios Inc. Registration No.: 811-05188
		CIK No.:  0000814680
		Accession No.:  0001437749-11-001014
		Date of Filing:   02/23/2011

		Filer/Entity:  Federated Insurance Series
		Registration No.:  811-08042
		CIK No.:  0000912577
		Accession No.:  0001318148-11-000389
		Date of Filing:  02/24/2011

		Filer/Entity:  ING Investors Trust
		Registration No.:  811-05629
		CIK No.:  0000837276
		Accession No.:  0001145443-11-000304
		Date of Filing:  03/07/2011

		Filer/Entity:  Pioneer Variable Contracts Trust /MA/
		Registration No.:  811-08786
		CIK No.:  0000930709
		Accession No.:  0000078713-11-000022
		Date of Filing:   03/01/2011

		Filer/Entity:  Variable Insurance Products Fund V
		Registration No.:  811-05361
		CIK No.:  0000823535
		Accession No.:  0000035348-11-000008
		Date of Filing:  02/25/2011



	If you have any questions regarding this filing, please contact me at
(425) 256-5026.

						Sincerely,

						/s/Jacqueline M. Veneziani
						--------------------------
						Jacqueline M. Veneziani
						Vice President and Associate
						General Counsel

Dear Valued Customer:

Enclosed are regulatory documents for your First Symetra variable annuity and/or the underlying investment portfolios within your First Symetra contract.

Regulatory documents are also available online at www.symetra.com.

As always, First Symetra is committed to providing you with outstanding products and convenient services. We thank you for your business and look forward to helping you meet your financial goals in the years ahead.

If you have any questions or would like additional information, please call one of our customer service representatives at 1-800-796-3872, 6:00 a.m. to 4:30 p.m. PST.

Sincerely,

/s/Thomas M. Marra
Thomas M. Marra
President
First Symetra National Life Insurance Company of New York

RE: Have you changed your e-mail address?

Dear Valued Customer:

We have attempted three times to notify you by e-mail that you have a new regulatory document available for viewing, but each time the e-mail has been returned as undeliverable. This is a concern for us because the Securities and Exchange Commission (SEC) requires that we notify you when a new regulatory document is available for viewing.

To satisfy SEC requirements, we are enclosing the regulatory documents(s) for your First Symetra variable annuity contract with this mailing.

Please log in to your account and update your e-mail address immediately so that we can continue to provide you with the convenience of electronic delivery. You can also view regulatory documents at www.symetra.com.

Please Note: Because we are required by law to deliver certain documents to you, unless we receive a new e-mail address for you, we will have to return to sending you paper reports for all subsequent regulatory mailings.

If you have any questions or would like additional information, please call one of our customer service representatives at 1-800-796-3872, 6:00 a.m. to 4:30 p.m. PST.

Sincerely,
/s/Thomas M. Marra
Thomas M. Marra
President
First Symetra National Life Insurance Company of New York

RE: Your First Symetra National Life Insurance Company Regulatory Documents

Dear Valued Customer:

Thank you for choosing the convenience of online delivery. Click on the link below to view the regulatory documents for your variable annuity and/or variable life product(s).

http://www.prtdocs.newriver.com/symetra/xxxxxxxxx.pdf

As always, First Symetra is committed to providing you with quality products and convenient services. We thank you for your business and look forward to helping you meet your financial goals in the years ahead.

If you have any questions or would like additional information, please call one of our customer service representatives at 1-800-796-3872, 6:00 a.m. to 4:30 p.m. PST. or your registered representative.

Thomas M. Marra
President
First Symetra National Life Insurance Company of New York


The information contained in this message is confidential. If you are not the intended recipient, do not distribute or copy this communication. If you have received this communication in error, please notify First Symetra immediately. Thank you for your cooperation.